AMENDED AND RESTATED

                               COMMSCOPE, INC.

                      1997 LONG-TERM INCENTIVE PLAN

                              TABLE OF CONTENTS

                                                                          Page


1. Establishment, Purpose and Effective Date.................................1

         (a) Establishment...................................................1

         (b) Purpose.........................................................1

         (c) Effective Date..................................................1

2. Definitions...............................................................1

3. Scope of the Plan.........................................................7

         (a) Number of Shares Available Under the Plan.......................7

         (b) Reduction in the Available Shares in Connection
             with Award Grants...............................................7

         (c) Effect of the Expiration or Termination of Awards...............8

4. Administration............................................................8

         (a) Committee Administration........................................8

         (b) Board Reservation and Delegation................................8

         (c) Committee Authority.............................................8

         (d) Committee Determinations Final..................................9

5. Eligibility..............................................................10

6. Conditions to Grants.....................................................10

         (a) General Conditions.............................................10

         (b) Grant of Options and Option Price..............................10

         (c) Grant of Incentive Stock Options...............................11

         (d) Grant of Shares of Restricted Stock............................12

         (e) Grant of Performance Units and Performance Shares..............14

         (f) Grant of Phantom Stock.........................................16

         (g) Grant of Director's Shares.....................................16

         (h) Tandem Awards..................................................16

7. Non-transferability......................................................16

8. Exercise.................................................................17

         (a) Exercise of Options............................................17

         (b) Exercise of Performance Units..................................17

         (c) Payment of Performance Shares..................................18

         (d) Payment of Phantom Stock Awards................................19

         (e) Exercise, Cancellation, Expiration or Forfeiture
             of Tandem Awards...............................................19

9. Spin-off and Substitute Options..........................................19

10. Effect of Certain Transactions..........................................20

11. Mandatory Withholding Taxes.............................................20

12. Termination of Employment...............................................20

13. Securities Law Matters..................................................20

14. No Funding Required.....................................................21

15. No Employment Rights....................................................21

16. Rights as a Stockholder.................................................21

17. Nature of Payments......................................................21

18. Non-Uniform Determinations..............................................22

19. Adjustments.............................................................22

20. Amendment of the Plan...................................................23

21. Termination of the Plan.................................................23

22. No Illegal Transactions.................................................23

23. Governing Law...........................................................23

24. Severability............................................................23

         1.       Establishment, Purpose and Effective Date.

                  (a)      Establishment

                  . The Company hereby establishes the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

                  (b)      Purpose

                  . The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

                  (c)      Effective Date

                           . The Plan shall become effective upon its adoption by the Board.

         2.       Definitions.

         As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Award" means Options, shares of restricted Stock, performance units, performance shares or Director's Shares granted under the Plan.

                  (b)     "Award  Agreement" means the written agreement by
                           which an Award is evidenced.

                  (c) "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

                  (d)      "Board" means the board of directors of the Company.

     (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

                  (f)      "Change of Control" means, any of the following:

                           (i) the acquisition by any Person other than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities, and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

                           (ii) the  individuals  who, as of the Effective Date,
                  are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (iii)    approval by stockholders of the Company of:

                                    (A) a merger,  consolidation  or
                                        reorganization  involving  the Company
                                        (a "Business Combination"), unless

                                            (1) the stockholders of the Company,
                                    immediately before the Business Combination,
                                    own,  directly  or  indirectly   immediately
                                    following the Business Combination, at least
                                    a majority of the  combined  voting power of
                                    the  outstanding  voting  securities  of the
                                    corporation   resulting  from  the  Business
                                    Combination (the "Surviving Corporation") in
                                    substantially  the same  proportion as their
                                    ownership    of   the   Voting    Securities
                                    immediately before the Business Combination, and

                                            (2) the individuals who were members
                                    of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                                            (3)  no  Person   (other   than  the
                                    Company or any Controlled  Entity, a trustee
                                    or other fiduciary holding  securities under
                                    one  or  more  employee   benefit  plans  or
                                    arrangements  (or any  trust  forming a part
                                    thereof)  maintained  by  the  Company,  the
                                    Surviving   Corporation  or  any  Controlled
                                    Entity, or any Person who, immediately prior
                                    to the Business Combination,  had Beneficial
                                    Ownership   of  33%  or  more  of  the  then
                                    outstanding     Voting    Securities)    has
                                    Beneficial  Ownership  of 33% or more of the
                                    combined   voting  power  of  the  Surviving
                                    Corporation's    then   outstanding   voting
                                    securities    (a    Business     Combination
                                    satisfying  the  conditions  of clauses (1),
                                    (2) and (3) of this  subparagraph  (A) shall
                                    be   referred    to   as   a    "Non-Control
                                    Transaction");

                                    (B)     a complete liquidation or
                                            dissolution of the Company; or

                                    (C) the sale or other  disposition of all or
                           substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

         Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (g) "Committee" means the committee of the Board appointed pursuant to Article 4.

                  (h)   "Company" means CommScope, Inc., a Delaware corporation.

                  (i) "Director's Shares" means the shares of Stock awarded to a nonemployee director of the Company pursuant to
                           Article 6(h).

                  (j) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

                  (k) "Effective Date" means the date that the Plan is adopted by the Board.

                  (l) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

                           (i) if the  security is listed for trading on the New
                  York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (ii) if the security is not so listed,  but is listed
                  on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (iii) if the  security is not listed for trading on a
                  national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                           (iv) if the  security  is not listed for trading on a
                  national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

                  (m) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

                  (n) "Grantee" means an individual who has been granted an Award.

                  (o) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

                  (p) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

                  (q) "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

                  (r) "Minimum Consideration" means the $.0l par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

                  (s) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

                  (u) "Option" means an option to purchase Stock granted or issued under the Plan, including Substitute and Spin-off Options.

                  (v)      "Option  Price" means the per share purchase price of
                           (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

                  (w) "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

                  (x) "Performance Percentage" has the meaning specified in Article 6(f)(ii)(C).

                  (y)      "Person"  means a person within the
                           meaning of Sections 13(d) and 14(d) of the 1934 Act.

                  (z)      "Plan" has the meaning set forth in Article 1(a).

                  (aa)     "SEC" means the Securities and Exchange Commission.

                  (bb) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

                  (cc) "Spin-off Option" means an Option that has been issued under this Plan to certain named persons pursuant to the Employee Benefits Allocation Agreement between General Semiconductor, Inc. ("GS"), CommScope, Inc. and the Company, dated June 25, 1997, as amended, modified, or otherwise supplemented (the "Benefits Agreement").

                  (dd)     "Stock" means common stock, par value $.01 per share,
                            of the Company.

                  (ee)     "Subsidiary"  means  a  corporation  as  [defined  in
                           Section 424(f) of the Internal Revenue Code, with the Company being treated as the employer corporation for purposes of this definition].

                  (ff) "Substitute Option" means an Option that has been issued under this Plan to certain persons pursuant to the Benefits Agreement.

                  (gg) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

                  (hh) "Termination of Employment" occurs the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

                  (ii) "Voting Power" means the combined voting power of the then outstanding Voting Securities.

                  (jj) "Voting Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

         3. Scope of the Plan.

                  (a)      Number of Shares Available Under the Plan

                  . The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 4,600,000 plus the number of shares of Stock that are covered by Substitute Options and Spin-off Options (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); provided, however, that in the aggregate, not more than 200,000 shares of Stock may be made the subject of Awards other than Options. The maximum number of shares of Stock that may be the subject of Options (other than Substitute Options and Spin-off Options) and Awards granted to any individual pursuant to the Plan in any three (3) calendar year period may not exceed 500,000. The maximum dollar amount of cash or the Fair Market Value of Stock that any individual may receive in any calendar year in respect of performance units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards. The issuance of Substitute Options and Spin-off Options shall not reduce the shares available for grants under the Plan or to a Grantee in any calendar year.

                  (b) Reduction in the Available Shares in Connection with Award Grants

                  . Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:

                           (i) Performance Units Denominated in Dollars. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further
                  Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

                           (ii) Other Awards. In connection with the granting of
                  each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated; provided, however, that if any Award is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of shares of Stock available under Section 3(a) shall be increased by the number of shares of Stock so tendered.

         Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

                  (c)      Effect of the Expiration or Termination of Awards

                  . If and to the extent an Option or Award (including a Substitute Option or a Spin-off Option) expires, terminates or is canceled, settled in cash (including the settlement of tax withholding obligations using shares of Stock) or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled, settled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

         4.       Administration.

                  (a)      Committee Administration

                  . Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than two "non-employee directors" within the meaning of Rule 16b-3, and to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

                  (b)      Board Reservation and Delegation

                  . The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. It may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

                  (c)      Committee Authority

                  . The Committee  shall have full and final  authority,  in its discretion, but subject to the express provisions of the Plan, as follows:

                           (i)      to grant Awards,

                           (ii) to determine (A) when Awards may be granted, and
                  (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

                           (iii)    to issue Substitute Options and Spin-off
                                    Options,

                           (iv) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

                           (v) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

                           (vi) to  determine  the terms and  provisions  of the
                  Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

                           (vii) to cancel, with the consent of the Grantee, outstanding Awards,

                           (viii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

                           (ix) to make such  adjustments  or  modifications  to
                  Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan,

                           (x) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

                           (xi) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or
                  retention  of  Awards  as  the   Committee   may,   before  or
                  concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

                  (d)      Committee Determinations Final

                  . The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5.       Eligibility.

         Awards may be granted to any employee of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options will be granted to nonemployee directors of the Company, as set forth in Article 6(b)(ii), and Director's Shares will be issued to nonemployee directors of the Company pursuant to
Article 6(h).

         6.       Conditions to Grants.

                  (a)      General Conditions

                  .

                           (i) The Grant  Date of an Award  shall be the date on
                  which the Committee grants the Award or such later date as specified in advance by the Committee.

                           (ii) The term of each Award  (subject to Article 6(c)
                  with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Grantee, be exercised for up to one year following the date of the Grantee's death even if such period extends beyond ten years from the date the Option is granted.

                           (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

                           (iv) The  Committee  may grant  Awards with terms and
                  conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

                  (b)      Grant of Options and Option Price

                  . The  Committee  may,  in its  discretion,  and shall as
                    provided  in Article  6(b)(ii),  grant Options as follows:

                           (i) Employee Options. Options to acquire unrestricted
                  Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

                           (ii) Nonemployee Director Options. Nonqualified Stock
                  Options with respect to 20,000 shares of unrestricted Stock shall be granted to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board and every three years thereafter on the anniversary of such nonemployee director's initial election to the Board as long as such nonemployee director is then still serving on the Board, at an Option Price equal to 100% of the Fair Market Value of the Stock on the Grant Date; provided, however, that the Grant Date of the first grants of Nonqualified Stock Options to nonemployee directors under this Plan shall be the fifth trading day after the NextLevel Systems Distribution Date (as defined in the Benefits Agreement). Each Nonqualified Stock Option granted to a nonemployee director will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date, and will have a term of ten years. If a nonemployee director ceases to serve as a director of the Company for any reason, any Nonqualified Stock Option granted to such nonemployee director shall be exercisable during its remaining term, to the extent that such Nonqualified Stock Option was exercisable on the date such nonemployee director ceased to be a director.

                  (c)      Grant of Incentive Stock Options

                  . At the time of the grant of any Option,  the  Committee  may designate  that such Option shall
                    be an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

                           (i) shall  have an Option  Price of (A) not less than
                  100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                           (ii) shall have a term of not more than ten years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                           (iii)  shall,  if,  with  respect to any  grant,  the
                  aggregate Fair Market Value of Stock  (determined on the Grant
                  Date) of all Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under any other stock option plan of the Grantee's employer or any parent or subsidiary thereof (in either case determined without regard to this Article 6(c)) are exercisable for the first time during any calendar year exceeds $100,000, be treated as Nonqualified Stock Options. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Nonqualified Stock Options.

                           (iv) shall be granted within ten years from the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

                           (v) shall require the Grantee to notify the Committee
                  of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

                  (d)      Grant of Shares of Restricted Stock

                  .

                           (i) The Committee may, in its discretion, grant shares of restricted Stock to any employee eligible under
                  Article 5 to receive Awards.

                           (ii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

                                    (A) whether the certificates for such shares
                           shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

                                    (B) the per  share  purchase  price  of such
                           shares, which may be zero, provided, however, that the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share;

                                    (C)  the  restrictions  applicable  to  such
                           grant and the time or times upon which any applicable restrictions on the restricted Stock shall lapse; provided, however, that except in the case of shares of restricted Stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's termination of employment, as determined by the Committee and set forth in an Award Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant Date of the restricted Stock; and

                                    (D)  whether  the  payment to the Grantee of
                           dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

                           (iii) Payment of the purchase  price (if greater than
                  zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

                                    (A)     cash, or

                                    (B)  with   the   prior   approval   of  the
                           Committee, shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

                  provided, however, that, in the case of payment in shares of restricted or unrestricted Stock, if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

                           (iv) The  Committee  may, but need not,  provide that
                  all or any portion of a Grantee's Award of restricted Stock shall be forfeited

                                    (A)  except as  otherwise  specified  in the
                           Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

                                    (B) if the Company or the  Grantee  does not
                           achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment, or

                                    (C)  upon  failure  to  satisfy  such  other
                           restrictions as the Committee may specify in the Award Agreement.

                           (v) If a share of restricted Stock is forfeited, then

                                    (A) the  Grantee  shall  be  deemed  to have
                           resold such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or
                           (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

                                    (B) the Company shall pay to the Grantee the
                           amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

                                    (C) such  share of  restricted  Stock  shall
                           cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

                           (vi) Any  share of  restricted  Stock  shall  bear an
                  appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

                  (e)      Grant of Performance Units and Performance Shares

                  .

                           (i) The Committee may, in its discretion, grant performance units or performance shares to any employee eligible under Article 5 to receive Awards.

                           (ii) Before the grant of any performance unit or performance share, the Committee shall:

                                    (A) designate a period, of not less than one
                           year nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period");

                                    (B) determine  performance  goals applicable
                           to such grant; provided, however, that the performance goals with respect to a Measuring Period shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Measuring Period has elapsed or (y) the date which is ninety (90) days after the commencement of the
                           Measuring Period, and in any event while the performance relating to the performance goals remain substantially uncertain; and

                                    (C)  assign a  "Performance  Percentage"  to
                           each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

                           (iii) The performance goals applicable to performance
                  units or performance shares shall, in the discretion of the Committee, be based on stock price, earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of the granting of performance units or performance shares, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

                            (iv) Prior to the vesting,  payment,  settlement  or
                  lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied.

                           (v) Unless otherwise expressly stated in the relevant
                  Award Agreement, each performance unit and performance share granted under the Plan is intended to be Performance-Based Compensation and the Committee shall interpret and administer the applicable provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such treatment shall be inoperative and shall not adversely affect the treatment of performance units or performance shares granted hereunder as Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such performance unit or performance share if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such performance unit or performance share to fail to qualify as Performance-Based Compensation.


                  (f) Grant of Phantom Stock. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under
Article 5 to receive Awards. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

                  (g) Grant of Director's Shares. There shall be granted Director's Shares with respect to 1,000 shares of Stock to each nonemployee director of the Company (other than a nonemployee director who is a general partner of any of the Forstmann Little Companies or any of their affiliates) upon his or her initial election to the Board. Director's Shares shall be fully vested and transferable upon issuance.

                  (h) Tandem Awards. The Committee may grant and identify any Award with any other Award granted under the Plan ("Tandem Award"), other than a Substitute Option or a Spin-off Option, on terms and conditions determined by the Committee.



         7.       Non-transferability.

         Unless set forth in the applicable Award Agreement, no Award (other than an Award of restricted Stock) granted hereunder shall by its terms be assignable or transferable except by will or the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). An Option may be exercised during the lifetime of a Grantee only by the Grantee or his or her guardian or legal representatives. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

         8.       Exercise.

                  (a)      Exercise of Options

                  . Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; provided, however, that all Options held by each Grantee shall become fully (100%) exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for twelve months following a hardship distribution to the Grantee, to the extent such exercise is prohibited under Treasury Regulation ss.1.401(k)-1(d)(2)(iv)(B)(4). Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion with respect to Options granted to eligible employees and in all cases with respect to Options granted to nonemployee directors pursuant to Article 6(b)(ii), in any one or any combination of the following:

                           (i)      cash,

                           (ii) shares of unrestricted Stock held by the Grantee
                  for at least six months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

                           (iii) through  simultaneous  sale through a broker of
                  shares  of  unrestricted   Stock  acquired  on  exercise,   as
                  permitted under Regulation T of the Federal Reserve Board.

         Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

                   (b)     Exercise of Performance Units

                  .

                           (i) Subject to Articles 4(c)(vii), 12 and 13 and such
                  terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

                           (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

                                    (A)     the Unit Value (as defined below),
                                            multiplied by

                                    (B)  the  Performance   Percentage  attained
                           during the Measuring Period for such performance unit.

                           (iii)    The Unit Value shall be, as specified by
                                     the Committee,

                                    (A)     a dollar amount,

                                    (B)     an  amount  equal to the Fair Market
                                            Value of a share of Stock on the
                                            Grant Date,

                                    (C) an amount equal to the Fair Market Value
                           of a share of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

                                    (D) an amount equal to the Fair Market Value
                           of a share of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

                           (iv) The benefit upon the  exercise of a  performance
                  unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

                  (c)      Payment of Performance Shares

                  . Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the Committee has determined in accordance with
Article 6(f)(iv) that the minimum performance goals with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

                  (d)      Payment of Phantom Stock Awards

                  . Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the Committee may settle phantom stock Awards with shares of Stock having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

                  (e) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards

                  . Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any Tandem Award pursuant to Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, cancelled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

         9.       Spin-off and Substitute Options.

         Spin-off Options and Substitute Options shall be issued under this Plan pursuant to and in accordance with the terms of the Benefits Agreement. Spin-off Options and Substitute Options shall be governed by the terms of the Plan to the extent that the terms of the Plan do not conflict with the terms of the agreements evidencing the Spin-off Options and Substitute Options.

         10.      Effect of Certain Transactions.

         With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms and each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

         11.      Mandatory Withholding Taxes.

         The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with the receipt of shares pursuant to an Option exercise or the vesting or payment of another type of Award (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such shares or payment of such Award. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 11, the Committee may provide in the Award Agreement at the time of grant, or at any time thereafter, that the Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

         12.      Termination of Employment.

         The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, which, except for Options granted to nonemployee directors pursuant to Article 6(b)(ii), shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

         13.      Securities Law Matters.

                  (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

                  (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

                  (c) Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

         14.      No Funding Required.

         Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

         15.      No Employment Rights.

         Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

         16. Rights as a Stockholder.

         A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

         17.      Nature of Payments.

         Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         18.      Non-Uniform Determinations.

         Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

         19.      Adjustments.

         In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

                  (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

                  (b) the number and class of shares of Stock or other stock or securities covered by an Award and to be covered by Options granted to nonemployee directors pursuant to Article 6(b)(ii),

                  (c)      the Option Price applicable to outstanding Options,

                  (d) the terms of performance unit and performance share grants (to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, and

                  (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of performance units, performance shares or phantom stock.

                  (f) the maximum number and class of shares of Stock or other securities with respect to which Awards may be granted to any individual in any three calendar year period

                  (g) the number and class of shares of Stock or other securities with respect to which Director Shares are to be granted under Article 6(h).

         20. Amendment of the Plan.

         The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

         21. Termination of the Plan.

         The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

         22.      No Illegal Transactions.

         The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

         23.      Governing Law.

         Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

         24.      Severability.

         If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.